(2_FIDELITY_LOGOS)FIDELITY ADVISOR

(REGISTERED TRADEMARK)
KOREA FUND, INC.
ANNUAL REPORT
SEPTEMBER 30, 1997
CONTENTS


PRESIDENT'S MESSAGE      3    NED JOHNSON ON INVESTING STRATEGIES.

FUND TALK                4    THE MANAGER'S REVIEW OF FUND
                              PERFORMANCE, STRATEGY AND OUTLOOK.

INVESTMENT CHANGES       7    A SUMMARY OF MAJOR SHIFTS IN THE FUND'S
                              INVESTMENTS OVER THE PAST SIX MONTHS.

INVESTMENTS              8    A COMPLETE LIST OF THE FUND'S INVESTMENTS
                              WITH THEIR MARKET VALUES.

FINANCIAL STATEMENTS     14   STATEMENTS OF ASSETS AND LIABILITIES,
                              OPERATIONS, AND CHANGES IN NET ASSETS,
                              AS WELL AS FINANCIAL HIGHLIGHTS.

NOTES                    18   NOTES TO THE FINANCIAL STATEMENTS.

REPORT OF INDEPENDENT    22   THE AUDITORS' OPINION.
ACCOUNTANTS

PROXY VOTING RESULTS     23   SHAREHOLDER PROXY VOTING RESULTS.

DIVIDENDS AND            24   DIVIDEND REINVESTMENT AND CASH
DISTRIBUTIONS                 PURCHASE PLAN.

OTHER FUND INFORMATION   27   CHANGES AND UPDATES.


NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(C) OF THE
INVESTMENT COMPANY ACT OF 1940
THAT FROM TIME TO TIME THE FUND MAY PURCHASE AT MARKET PRICES SHARES OF ITS COMMON STOCK IN THE
OPEN MARKET.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE
SUBMITTED FOR THE GENERAL
INFORMATION OF THE SHAREHOLDERS OF THE FUND. IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION
INTENDED FOR USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED
IN THE REPORT.
PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)
DEAR SHAREHOLDER:
The stock and bond markets have performed well through the end of September 1997, despite experiencing some short-term volatility in the spring and again in August. The Standard & Poor's 500 Index was up roughly 30% year-to-date through September, almost three times its historical annual average. The bond markets - primarily influenced by positive news on the inflation front - have posted moderate returns through the first nine months of the year.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.
Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases.
Remember to contact your investment professional if you need help with your investments.
Best regards,
Edward C. Johnson 3d
FUND TALK: THE MANAGER'S OVERVIEW


An interview with Hokeun Chung, Portfolio Manager of Fidelity Advisor Korea Fund, Inc.
Q. HOW DID THE FUND PERFORM, HOKEUN?
A. For the 12 months that ended September 30, 1997, the fund had a total return of -28.08%, based on net asset value. For comparison, the Korea Stock Exchange Composite Price Index (KOSPI) returned -24.83% over the same period. In terms of the fund's market value return - which represents gains or losses in the fund's share price - it returned -31.23% for the period.
Q. CAN YOU OUTLINE THE PRIMARY FACTORS THAT INFLUENCED THE FUND'S
PERFORMANCE?
A. The South Korean economy continued to struggle through much of the period, with local currency problems and a swarm of corporate bankruptcies the major culprits. The U.S. dollar appreciated against the Korean won, hurting many Korean companies with large amounts of U.S. dollar-denominated debt. Bankruptcies also plagued the country, proving particularly harmful to several of the fund's bank-related stocks. The news wasn't all bleak, though. During the latter half of the period, we began to see signs of gradual economic improvement. The government revised its original gross domestic product forecast upward, as Korea's trade deficit began to decline due to higher export volumes. In addition, dynamic random access memory (DRAM) chips - integral components of personal computers - enjoyed high worldwide demand. These chips are Korea's biggest domestically manufactured product, accounting for nearly 30% of global DRAM production.
Q. WHAT SPURRED THE INCREASED EXPORT VOLUMES?
A. Volume growth blossomed primarily due to high demand for certain products, and because the Korean economy was improving toward the end of the period. Global demand for DRAMs, as I mentioned, was very strong, and Korean exporters such as Samsung Electronics and Lg Semicon benefited nicely. Korean exports also depend considerably on petrochemical and steel products, and demand was high in these areas as well. This demand led to positive gains for the fund's positions in Lg Chemical and Pohang Iron & Steel.
Q. SINCE DRAMS ARE SO VITAL TO KOREA'S ECONOMIC WELL-BEING, COULD YOU GIVE A CHRONOLOGY OF THAT MARKET OVER THE PAST YEAR?
A. Six months ago, Korea's DRAM producers were trying to recover from a number of negative industry trends, most notably lack of worldwide chip demand, oversupply of inventories and a weak pricing environment. As a result, Korean DRAM producers cut back on their production volumes in an effort to boost their pricing ability. This strategy worked for a while, but when other countries - especially Taiwan and the U.S. - began to garner more market share, the Korean companies stepped up their production again. At this point, the increased global DRAM supply has been easily absorbed by robust PC demand and the semiconductor industry is doing quite well.
Q. SIX MONTHS AGO, YOUR INTENT WAS TO SEEK OPPORTUNITIES IN THE BANKING SECTOR AS WELL AS IN CIVIL ENGINEERING AND CONSTRUCTION STOCKS. HOW DID THESE STRATEGIES PLAY OUT?
A. Unfortunately, not too well. The Korean banking system as a whole suffered as more and more companies filed for bankruptcy. Specifically, the fund's positions in Shinhan Bank and Korea Exchange Bank experienced negative results. In terms of civil engineering and construction-related stocks, I was under the impression six months ago that the government would be spending considerably more on infrastructure improvements. Much to my chagrin, this didn't happen. As a result, the fund's positions in Hyundai Engineering & Construction and Dong Ah Construction - the latter of which the fund no longer owns - were negatively affected.
Q. WERE THERE ANY OTHER AREAS THAT INFLUENCED THE FUND'S PERFORMANCE?
A. Insurance and shipbuilding stocks played key roles, both negatively and positively. Korean insurance companies - such as the fund's position in Samsung Fire & Marine - turned in a lackluster performance due to pricing regulations and high business expenses. The Korean government is gradually deregulating the insurance industry from a pricing standpoint, and the price wars that ensued had a negative effect on several of the fund's holdings. Shipbuilding companies, on the other hand, typify my strategy of focusing on export-oriented industries. Demand picked up considerably in this area and the weakening won helped several of the fund's shipbuilding-related stocks, particularly Daewoo Heavy Industries.
Q. OVER THE PAST COUPLE OF YEARS, MORE AND MORE FOREIGN INVESTORS HAVE BEEN PULLING OUT OF KOREA IN FAVOR OF OTHER REGIONAL ALTERNATIVES. HOW HAS THIS AFFECTED THE KOREAN MARKETS, AND HAS THE GOVERNMENT TAKEN ANY STEPS TO REGAIN INVESTOR CONFIDENCE?
A. Lack of foreign appeal has had a major impact on Korea's market and, while the government has continued to deregulate the foreign stock ownership process, it may take a while to win investors back. When a foreign investor buys shares of a Korean company, the investor typically pays a premium. Prior to deregulation and the country's bankruptcy woes, this premium had reached levels as high as 50%. However, as troubles set in and foreign investors backed away, this premium contracted to around 30%. The Korean government has hinted strongly that it might push the amount of foreign ownership - the percentage of Korean companies' shares that can be owned by overseas entities - from its current level of 23% to 26%. While this may entice more foreign investing, the bottom line is that the economy needs to continue to improve and we need to see a slowdown in the number of bankruptcies. These trends won't reverse themselves overnight - investors need to be patient.
Q. ASIDE FROM THE INDIVIDUAL STOCKS WE'VE MENTIONED, WERE THERE ANY OTHER POSITIVE OR NEGATIVE CONTRIBUTORS?
A. On the plus side, I'd also point to Hankuk Glass as being influential. Hankuk benefited from a slowdown in glass imports from China due to higher tax rates there. On the down side, Sungmi Telecom Electronics saw its business volumes dwindle and its stock suffered as a result.
Q. WHAT'S YOUR SHORT-TERM OUTLOOK?
A. From a fund perspective, I'll continue to focus on export-oriented sectors such as technology. I'll also try to take advantage of the weak Korean won by de-emphasizing sectors that are heavily reliant on imports and have high levels of dollar-denominated debt. The wild card in Korea's ability to recover is whether the country will continue to experience frequent bankruptcies. I thought the amount of bankruptcies would subside during the period, but it didn't happen. We'll have to wait and see.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.
HOKEUN CHUNG ON THE
PROBLEMS KOREAN
CORPORATIONS HAVE
ENCOUNTERED:
 "WITH KOREA'S ECONOMY IN A
PROTRACTED DOWN CYCLE IN RECENT
YEARS, KOREAN CORPORATIONS HAVE
HAD TO WORK THAT MUCH HARDER TO STAY
AFLOAT. UNFORTUNATELY, MANY HAVE
SUNK, AS EVIDENCED BY THE
DISTURBING STRING OF BANKRUPTCIES
WE'VE SEEN.
"KOREAN COMPANIES AS A WHOLE HAVE
BEEN ABLE TO OPERATE SUCCESSFULLY AS
LONG AS THEY'VE HAD A SOLID SOURCE OF
FUNDING. IN TRYING TO IMPROVE THEIR
STANDING, HOWEVER, KOREAN
COMPANIES OFTEN HAVE THEIR HANDS
TIED. KOREA DOESN'T HAVE THE LUXURY
OF POSSESSING ANY UNIQUE NATURAL
RESOURCES, SO MANY COMPANIES HAVE
HAD TO RESORT TO OVERSEAS BORROWING.
THE PROBLEM HERE, HOWEVER, IS THAT
THE GOVERNMENT MUST ISSUE ITS STAMP
OF APPROVAL ON ANY FOREIGN
BORROWING AGREEMENT. TIGHT
RESTRICTIONS ON FOREIGN BORROWING
- WHICH HAVE BECOME SOMEWHAT
MORE LENIENT RECENTLY - HAVE SERVED
AS AN IMPEDIMENT FOR MANY OF THESE
COMPANIES. AT THE SAME TIME, SEVERAL
COMPANIES THAT HAVE BORROWED
FREQUENTLY ARE SO SADDLED WITH DEBT
THAT THEY'VE HAD TO DECLARE
BANKRUPTCY.
"LATELY, KOREAN CORPORATIONS HAVE
BEEN BORROWING FOREIGN IDEAS
INSTEAD OF FOREIGN MONEY. WE'VE
SEEN A NUMBER OF
SHAREHOLDER-FRIENDLY MOVES SUCH AS
STOCK BUYBACKS AND RESTRUCTURINGS
- SIMILAR TO WHAT'S BEEN GOING ON
IN BOTH THE U.S. AND EUROPE - AND
KOREAN COMPANIES ARE STARTING TO
BECOME MORE PROFIT-ORIENTED. IT
COULD TAKE SOME TIME, THOUGH, TO
SEE ANY MAJOR DIFFERENCES."
FUND FACTS
GOAL: TO ACHIEVE LONG-TERM
CAPITAL APPRECIATION THROUGH
INVESTMENTS IN EQUITY AND DEBT
SECURITIES OF KOREAN ISSUERS
TRADING SYMBOL: FAK
START DATE: OCTOBER 31, 1994
SIZE: AS OF SEPTEMBER 30,
1997, MORE THAN $45 MILLION
MANAGER: HOKEUN CHUNG, SINCE
1996; JOINED FIDELITY IN 1994
(CHECKMARK)
INVESTMENT CHANGES


TOP TEN STOCKS AS OF SEPTEMBER 30, 1997
                                      % OF FUND'S    % OF FUND'S INVESTMENTS
                                      INVESTMENTS    IN THESE STOCKS
                                                     6 MONTHS AGO

KOREA ELECTRIC POWER CORP.            10.9           13.9

SAMSUNG ELECTRONICS CO. LTD. (VTG.)   7.1            4.0

LG ELECTRONICS, INC.                  4.2            0.0

SAMSUNG FIRE & MARINE INSURANCE       4.1            3.6

POHANG IRON & STEEL CO. LTD.          3.1            1.2

LG SEMICON CO. LTD.                   2.5            1.1

S1 CORP.                              2.3            2.7

LG CHEMICAL LTD.                      1.8            1.0

SUHEUNG CAPSULE CO. LTD.              1.7            2.0

SHIN SUNG ENGINEERING CO.             1.6            1.7

TOP TEN MARKET SECTORS AS OF SEPTEMBER 30, 1997
                                   % OF FUND'S    % OF FUND'S INVESTMENTS
                                   INVESTMENTS    IN THESE MARKET SECTORS
                                                  6 MONTHS AGO

TECHNOLOGY                         16.4           13.8

FINANCE                            16.1           17.4

UTILITIES                          13.0           16.8

BASIC INDUSTRIES                   10.6           7.2

DURABLES                           8.1            6.2

CONSTRUCTION & REAL ESTATE         7.2            9.9

INDUSTRIAL MACHINERY & EQUIPMENT   5.6            2.3

HEALTH                             4.8            5.8

RETAIL & WHOLESALE                 3.7            3.1

NONDURABLES                        3.1            4.4

INVESTMENTS SEPTEMBER 30, 1997

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


COMMON STOCKS - 96.3%
 SHARES VALUE (NOTE 1)
BASIC INDUSTRIES - 10.6%
CHEMICALS & PLASTICS - 5.3%
Korea Chemical  9,000 $ 672,560
Lg Chemical Ltd.   50,000  808,743
Oriental Chemical Industries Co. Ltd.   23,031  480,756
Youl Chon Chemical Co.   10,000  437,158
  2,399,217
IRON & STEEL - 3.1%
Pohang Iron & Steel Co. Ltd.   18,245  1,411,983
METALS & MINING - 1.6%
Daesung Cable Co. (a)  8,000  384,699
Young Poong Mining & Construction Corp.   10,000  316,940
  701,639
PAPER & FOREST PRODUCTS - 0.6%
Hankuk Paper Manufacturing Co.   10,000  281,967
TOTAL BASIC INDUSTRIES   4,794,806
CONSTRUCTION & REAL ESTATE - 7.2%
BUILDING MATERIALS - 4.3%
Hanil Cement Manufacturing Co. Ltd.   6,000  264,918
Hankuk Glass Industry Co. Ltd.  16,000  428,415
Keumkang Ltd.   10,000  453,552
Kyung Dong Boiler Co. Ltd.   13,000  412,022
Kyungwon Century Co. Ltd.   15,000  373,770
  1,932,677
CONSTRUCTION - 1.8%
Lg Construction Ltd.  34,000  449,617
Sam Whan Corp.   30,000  363,934
  813,551
ENGINEERING - 1.1%
Hyundai Engineering & Construction Co. Ltd. (a)  27,000  531,147
TOTAL CONSTRUCTION & REAL ESTATE   3,277,375
DURABLES - 8.1%
AUTOS, TIRES, & ACCESSORIES - 2.3%
Hyundai Motor Co. Ltd.   15,000  436,459
Mando Machinery Corp.   17,000  622,404
  1,058,863
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
DURABLES - CONTINUED
CONSUMER ELECTRONICS - 4.2%
Lg Electronics, Inc.  95,000 $ 1,887,541
TEXTILES & APPAREL - 1.6%
BYC Co. Ltd.   3,250  323,224
Youngone Corp.   20,000  380,328
  703,552
TOTAL DURABLES   3,649,956
ENERGY - 1.5%
COAL - 0.4%
Samchully Co.   4,000  192,350
OIL & GAS - 1.1%
Daesung Industrial Co. Ltd.   12,000  473,443
TOTAL ENERGY   665,793
FINANCE - 16.1%
BANKS - 8.2%
Cho Hung Bank Co. Ltd.   120,000  567,869
Commercial Bank of Korea Co.   60,000  259,016
Housing & Commercial Bank  30,169  516,203
Housing & Commercial Bank GDR (Reg.)  10,000  195,000
Kookmin Bank  50,000  585,246
Korea Exchange Bank  80,000  430,164
Korea Technology Banking Corp.   20,000  306,011
Kyung Nam Bank  33,000  236,229
Shinhan Bank  73,204  614,433
  3,710,171
CREDIT & OTHER FINANCE - 0.7%
Samsung Securities Co. Ltd.   20,000  301,639
INSURANCE - 4.0%
Samsung Fire & Marine Insurance  4,830  1,833,605
SECURITIES INDUSTRY - 3.2%
Daewoo Securities Co. Ltd. (a)  30,000  452,459
Dongwon Securities Co. Ltd.   42,000  441,115
Shin Young Securities Co.   40,000  537,705
  1,431,279
TOTAL FINANCE   7,276,694
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
HEALTH - 4.8%
DRUGS & PHARMACEUTICALS - 3.4%
Dong-A Pharmaceutical Co. Ltd.   15,221 $ 332,699
Korea Green Cross Corp.   6,000  419,672
Korea Green Cross Corp. Rights 11/30/97 (a)  384  8,226
Suheung Capsule Co. Ltd.   11,000  754,973
  1,515,570
MEDICAL EQUIPMENT & SUPPLIES - 1.4%
Medison Co. Ltd.   7,500  643,443
TOTAL HEALTH   2,159,013
INDUSTRIAL MACHINERY & EQUIPMENT - 5.6%
ELECTRICAL EQUIPMENT - 1.6%
Anam Industrial Co. Ltd.   45,000  718,033
INDUSTRIAL MACHINERY & EQUIPMENT - 4.0%
Daewoo Heavy Industries Ltd.  80,000  636,503
Hyundai Precision Industry Co. Ltd.   38,000  456,831
Lg Industrial Systems Ltd.  20,000  404,372
Rocket Electric  13,000  296,940
  1,794,646
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   2,512,679
MEDIA & LEISURE - 1.5%
LODGING & GAMING - 0.6%
Hotel Shilla  40,000  297,268
PUBLISHING - 0.9%
Woong Jin Publishing Co. Ltd.   8,300  403,661
TOTAL MEDIA & LEISURE   700,929
NONDURABLES - 3.1%
BEVERAGES - 1.3%
Lotte Chilsung Beverage Co.   5,000  595,628
FOODS - 0.8%
Tong Yang Confectionery Co.   15,000  385,246
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
NONDURABLES - CONTINUED
HOUSEHOLD PRODUCTS - 1.0%
Han Kook Cosmetics Industry  20,000 $ 437,158
TOTAL NONDURABLES   1,418,032
RETAIL & WHOLESALE - 3.7%
RETAIL & WHOLESALE, MISCELLANEOUS - 1.1%
Hyosung T & C Co. Ltd.   20,000  496,175
TRADING COMPANIES - 2.6%
Daewoo Corp.   80,000  563,934
Hyundai Housing & Industry Development Co.   15,669  253,444
Hae In Corp.   8,000  349,727
  1,167,105
TOTAL RETAIL & WHOLESALE   1,663,280
SERVICES - 2.3%
S1 Corp.   5,480  1,032,396
TECHNOLOGY - 16.4%
COMMUNICATIONS EQUIPMENT - 2.2%
Lg Information & Communications Ltd.   5,000  483,606
Sindo Ricoh Co.   10,300  526,392
  1,009,998
ELECTRONIC INSTRUMENTS - 1.0%
Sungmi Telecom Electronics Co.  5,000  442,623
ELECTRONICS - 13.2%
Dae Duck Electronics Co. Ltd. (a)  5,080  371,423
Lg Semicon Co. Ltd. (a)  33,000  1,110,819
Mirae Corp.   3,000  557,377
Samsung Electronics Co. Ltd. (vtg.)  34,176  3,204,140
Shin Sung Engineering Co.   10,758  727,782
  5,971,541
TOTAL TECHNOLOGY   7,424,162
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
TRANSPORTATION - 2.4%
AIR TRANSPORTATION - 0.5%
Korean Air  16,010 $ 218,716
SHIPPING - 1.1%
Hanjin Shipping Co. Ltd. (a)  15,000  244,262
Global Enterprises  4,450  257,273
  501,535
TRUCKING & FREIGHT - 0.8%
Hyundai Merchant Marine Co. Ltd. (a)  20,000  358,470
TOTAL TRANSPORTATION   1,078,721
UTILITIES - 13.0%
CELLULAR - 1.5%
SK Telecom Ltd. (a)  1,100  672,022
ELECTRIC UTILITY - 11.5%
Korea Electric Power Corp.   222,000  4,925,245
Kyung Nam Energy Co. Ltd.   10,000  293,989
  5,219,234
TOTAL UTILITIES   5,891,256
TOTAL COMMON STOCKS
(Cost $58,563,841)   43,545,092
CASH EQUIVALENTS - 3.7%
Taxable Central Cash Fund (b)
 (Cost $1,659,647)  1,659,647  1,659,647
TOTAL INVESTMENT IN SECURITIES - 100%
(Cost $60,223,488)  $ 45,204,739
LEGEND
1. Non-income producing
2. At period end, the seven-day yield on the Taxable Central Cash Fund was 5.66%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage. INCOME TAX INFORMATION
At September 30, 1997, the aggregate cost of investment securities for income tax purposes was $60,546,300. Net unrealized depreciation aggregated $15,341,561, of which $2,170,789 related to appreciated investment securities and $17,512,350 related to depreciated investment securities.
At September 30, 1997, the fund had a capital loss carryforward of approximately $6,231,000 of which $3,725,000 and $2,506,000 will expire on September 30, 2004 and 2005, respectively.
The fund intends to elect to defer to its fiscal year ending September 30, 1998 approximately $7,153,000 of losses recognized during the period November 1, 1996 to September 30, 1997.
For the period, interest and dividends from foreign countries were $631,187. Taxes accrued or paid to foreign countries were $107,334. FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 SEPTEMBER 30, 1997

ASSETS

INVESTMENT IN SECURITIES, AT VALUE (COST $60,223,488) -                     $ 45,204,739
 SEE ACCOMPANYING SCHEDULE

RECEIVABLE FOR INVESTMENTS SOLD                                              242,320

INTEREST RECEIVABLE                                                          7,828

DEFERRED ORGANIZATION EXPENSES                                               65,278

 TOTAL ASSETS                                                                45,520,165

LIABILITIES

PAYABLE FOR INVESTMENTS PURCHASED                                $ 60,300

ACCRUED MANAGEMENT FEE                                            40,109

OTHER PAYABLES AND ACCRUED EXPENSES                               107,705

 TOTAL LIABILITIES                                                           208,114

NET ASSETS                                                                  $ 45,312,051

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                             $ 74,104,864

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON                        (13,774,192)
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS                    (15,018,621)
AND ASSETS AND LIABILITIES IN FOREIGN CURRENCIES

NET ASSETS, FOR 6,243,381 SHARES OUTSTANDING                                $ 45,312,051

NET ASSET VALUE PER SHARE ($45,312,051 (DIVIDED BY) 6,243,381                $7.26
SHARES)


STATEMENT OF OPERATIONS

 YEAR ENDED SEPTEMBER 30, 1997

INVESTMENT INCOME                                                         $ 631,187
DIVIDENDS

INTEREST                                                                   95,256

                                                                           726,443

LESS FOREIGN TAXES WITHHELD                                                (107,334)

 TOTAL INCOME                                                              619,109

EXPENSES

MANAGEMENT FEE                                             $ 499,494

TRANSFER AGENT FEES                                         13,123

ADMINISTRATION FEES AND EXPENSES                            99,988

DIRECTORS' COMPENSATION                                     52,365

CUSTODIAN FEES AND EXPENSES                                 141,454

AUDIT                                                       53,494

LEGAL                                                       21,508

AMORTIZATION OF ORGANIZATION EXPENSES                       31,500

REPORTS TO SHAREHOLDERS                                     10,054

MISCELLANEOUS                                               18,349

 TOTAL EXPENSES BEFORE REDUCTIONS                           941,329

 EXPENSE REDUCTIONS                                         (3,790)        937,539

NET INVESTMENT INCOME (LOSS)                                               (318,430)

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES                                      (7,625,426)

 FOREIGN CURRENCY TRANSACTIONS                              (119,473)      (7,744,899)

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                      (7,536,087)

 ASSETS AND LIABILITIES IN FOREIGN CURRENCIES               3,687          (7,532,400)

NET GAIN (LOSS)                                                            (15,277,299)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                           $ (15,595,729)
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

                                                         YEAR ENDED       YEAR ENDED
                                                         SEPTEMBER 30,    SEPTEMBER 30,
                                                         1997             1996

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS                                               $ (318,430)      $ (365,584)
NET INVESTMENT INCOME (LOSS)

 NET REALIZED GAIN (LOSS)                                 (7,744,899)      (2,556,498)

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)     (7,532,400)      (5,499,790)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          (15,595,729)     (8,421,872)
FROM OPERATIONS

SHARE TRANSACTIONS                                        13,726,456       -
COMMON STOCK ISSUED THROUGH RIGHTS OFFERING NET OF
 SALES LOAD AND OFFERING EXPENSES

  TOTAL INCREASE (DECREASE) IN NET ASSETS                 (1,869,273)      (8,421,872)

NET ASSETS

 BEGINNING OF PERIOD                                      47,181,324       55,603,196

 END OF PERIOD                                           $ 45,312,051     $ 47,181,324

OTHER INFORMATION                                         1,836,288        -
SHARES SOLD


FINANCIAL HIGHLIGHTS
      YEARS ENDED SEPTEMBER 30,         OCTOBER 31, 1994
                                        (COMMENCEMENT
                                        OF OPERATIONS) TO
                                        SEPTEMBER 30,

      1997   1996   1995


SELECTED PER-SHARE DATA F

NET ASSET VALUE, BEGINNING OF PERIOD                   $ 10.71       $ 12.62     $ 14.10

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME (LOSS)                           (.06)         (.08)       (.02)

 NET REALIZED AND UNREALIZED GAIN (LOSS)                (3.14)        (1.83)      (1.30)

 TOTAL FROM INVESTMENT OPERATIONS                       (3.20)        (1.91)      (1.32)



DILUTION RESULTING FROM COMMON STOCK ISSUED THROUGH     (.19)         -           -
RIGHTS OFFERING

OFFERING EXPENSES                                       (.06) K       -           (.16)

NET ASSET VALUE, END OF PERIOD                         $ 7.26        $ 10.71     $ 12.62

MARKET VALUE, END OF PERIOD                            $ 6.875       $ 10.500    $ 11.125

TOTAL RETURN B, C                                       (31.23)% D    (5.62)%     (25.83)% D
MARKET VALUE H

 NET ASSET VALUE E, G                                   (28.08)%      (15.13)%    (10.50)%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)                $ 45,312      $ 47,181    $ 55,603

RATIO OF EXPENSES TO AVERAGE NET ASSETS                 1.88%         1.80%       1.88% A

RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER           1.88%         1.79% I     1.88% A
EXPENSE REDUCTIONS

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE        (.64)%        (.68)%      (.19)% A
NET ASSETS

PORTFOLIO TURNOVER RATE                                 51%           28%         25% A

AVERAGE COMMISSION RATE J                              $ .1154       $ .1420


A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
D TOTAL MARKET VALUE RETURN INCLUDES THE EFFECT OF THE SALES LOAD PAID IN CONNECTION WITH THE INITIAL PUBLIC OFFERING AND RIGHTS OFFERING.
E TOTAL RETURN BASED ON NET ASSET VALUE REFLECTS THE EFFECT OF CHANGES IN THE NET ASSET VALUE ON THE PERFORMANCE OF THE FUND, AND ASSUMES DIVIDENDS AND CAPITAL GAINS DISTRIBUTION, IF ANY, WERE REINVESTED. THIS PERCENTAGE IS NOT AN INDICATION OF THE PERFORMANCE OF SHAREHOLDER'S INVESTMENT IN THE FUND BASED ON THE MARKET VALUE DUE TO DIFFERENCES BETWEEN THE MARKET PRICE OF THE STOCK AND THE NET ASSET VALUE OF THE FUND.
F NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
G TOTAL NET ASSET VALUE RETURN DOES NOT INCLUDE THE EFFECT OF DILUTION OR SALES LOAD.
H TOTAL RETURN BASED ON MARKET VALUE REFLECTS THE EFFECT OF CHANGES IN THE FUND'S MARKET VALUE AND ASSUMES DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS, IF ANY, WERE REINVESTED.
I FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
J FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
K OFFERING EXPENSES PER SHARE HAS BEEN REDUCED BY $.02 DUE TO A REDUCTION TO OFFERING EXPENSES ACCRUED IN CONNECTION WITH THE INITIAL ISSUANCE OF SHARES.
NOTES TO FINANCIAL STATEMENTS
For the year ended September 30, 1997


1. SIGNIFICANT ACCOUNTING
POLICIES.
Fidelity Advisor Korea Fund, Inc. (the fund), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified closed-end management investment company.
There are 100,000,000 shares of $.001 par value common stock authorized. Commencing in the first calendar quarter of 1998, and in the first calendar quarter of each year thereafter, the Board of Directors of the fund may, under certain circumstances, conduct a tender offer to repurchase a maximum of ten percent of the fund's outstanding shares of common stock at a price equal to the net asset value per share at the time of repurchase.
In January 1997, the fund completed a rights offering, including the exercise of an over-allotment option, resulting in the issuance of an additional 1,836,288 shares of common stock. Each shareholder was issued one right for each share of the fund's common stock held as of November 15, 1996, the record date. For every three rights issued, shareholders were entitled to purchase one new share of the fund's common stock at a subscription price of $7.96 per share.
The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are normally traded. Securities for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
1. SIGNIFICANT ACCOUNTING
POLICIES - CONTINUED
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to U.S. federal income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The fund may be subject to foreign taxes on income, gains on investments or currency repatriation which are accrued based upon the fund's understanding of the tax rules and regulations that exist in the markets in which it invests. The fund accrues such taxes as applicable. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. The fund incurred organization expenses in connection with its initial issuance of shares. The organization expenses of $157,276 are being amortized on a straight-line basis for a five-year period beginning at the commencement of operations of the fund. In addition, the fund incurred offering expenses in connection with its rights offering of $486,185 which were paid from the proceeds of the offering and charged to capital.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Certain foreign currency gains (losses) are taxable as ordinary income and, therefore, increase (decrease) taxable ordinary income available for distribution.
Pursuant to the fund's Dividend Reinvestment and Cash Purchase Plan (the Plan), shareholders may elect to have all distributions automatically reinvested in fund shares. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the fund will issue new shares to participants at net asset value. If the net asset value is less than 95% of the market price on the valuation date, then shares will be issued at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading date, the next preceding trading date. If the net asset value exceeds the market price of the fund shares at such time, the Plan Agent will purchase shares of stock valued at market price on the valuation date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.
1. SIGNIFICANT ACCOUNTING
POLICIES - CONTINUED
DISTRIBUTIONS TO SHAREHOLDERS -
CONTINUED
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
The fund invests in new securities offered by some foreign companies by making applications in the public offerings. The full or a portion of the issue price is paid at the time of the application and recorded as application money for new issues. Upon allotment, this amount plus the remaining amount of issue price is recorded as cost of investments.
2. OPERATING POLICIES.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission(the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations. REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by FMR Texas, an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions received by the fund are recorded as interest income in the accompanying financial statements.
3. PURCHASES AND SALES
OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $37,090,406 and $24,070,638, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a fee that is computed daily at an annual rate of 1.00% of the fund's average net assets.
ADVISER FEE. FMR and the fund entered into an investment advisory agreement with Fidelity International Investment Advisors (FIIA), an affiliate of FMR, pursuant to which FIIA is responsible for the management of the fund's portfolio in accordance with the fund's investment policies and for making decisions to buy or sell securities. FMR pays FIIA a portion of its management fee.
SUB-ADVISER FEE. FIIA, on behalf of the fund, has entered into a sub-advisory agreement with Fidelity Investments Japan Limited (FIJ), an affiliate of FMR, to provide advisory services concerning fund assets invested in Japanese and other securities. FIIA pays FIJ a portion of its fee based on the assets managed by FIJ.
ADMINISTRATIVE FEE. Fidelity Service Company, Inc. (FSC), a division of FMR Corp., has entered into a Fund Management Agreement with the fund to provide, or arrange to provide, administrative services to the fund including maintaining the fund's accounting records. As the fund's administrative manager, FSC receives a monthly fee at an annual rate of .20% of the fund's average net assets.
5. EXPENSE REDUCTIONS.
The fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian fees were reduced by $3,790 under this arrangement.
REPORT OF INDEPENDENT ACCOUNTANTS


To the shareholders of Fidelity
Advisor Korea Fund, Inc.:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Korea Fund, Inc. at September 30, 1997, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the periods indicated in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Korea Fund, Inc.'s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1997, by correspondence with the custodian and the application of alternative auditing procedures where securities purchased were not yet received by the custodian, provide a reasonable basis for the opinion expressed above.
PRICE WATERHOUSE LLP
Boston, Massachusetts
November 7, 1997
PROXY VOTING RESULTS


The annual meeting of the fund's shareholders was held on June 19, 1997. The results of votes taken among shareholders on proposals are listed below.
PROPOSAL 1
To elect two Class III Directors (Messrs. van den Hoven and Malone) to serve for a term expiring on the date on which the annual meeting of shareholders is held in 2000, or until their successors are duly elected and qualified.
 # OF % OF
 SHARES VOTED SHARES VOTED
HELMERT FRANS VAN DEN HOVEN (CLASS III DIRECTOR)
AFFIRMATIVE     4,416,854    97.15

WITHHELD        129,599      2.85

TOTAL           4,546,453    100.000

EDWARD H. MALONE (CLASS III DIRECTOR)
AFFIRMATIVE     4,417,354    97.16

WITHHELD        129,099      2.84

TOTAL           4,546,453    100.000

PROPOSAL 2
To ratify the selection of Price Waterhouse LLP as independent accountants of the fund.
 # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE     4,459,320    98.09

AGAINST         42,935       .94

ABSTAIN         44,198       .97

TOTAL           4,546,453    100.000

DIVIDENDS AND DISTRIBUTIONS
DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN


The fund intends to distribute annually to shareholders substantially all of its net investment income from dividends and interest earnings and expects to distribute any net realized capital gains at least annually. Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), adopted by the fund, shareholders may elect to have all distributions automatically reinvested by State Street Bank and Trust Company (the "Plan Agent") in fund shares, pursuant to the Plan. Shareholders who do not elect to participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder by the Plan Agent. Shareholders who would like additional information regarding the Plan or wish to have distributions automatically reinvested should notify the fund, c/o the Plan Agent for Fidelity Advisor Korea Fund, Inc., at Two Heritage Drive, Quincy, Massachusetts 02171.
The Plan Agent will serve as agent for the shareholders in administering the Plan. If the Directors of the fund declare an income dividend or a capital gains distribution payable either in the fund's Common Stock or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the fund will issue new shares to participants at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then new shares will be issued at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, then the next preceding trading day. If net asset value exceeds the market price of fund shares at such time, or if the fund should declare a dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy fund shares in the open market on the New York Stock Exchange or elsewhere, with the cash in respect of such dividend or distribution, for the participant's account on, or shortly after, the payment date.
Participants in the Plan have the option of making additional payments to the Plan Agent, annually, in any amount from $100 to $3,000 for investment in the fund's Common Stock. The Plan Agent will use all such funds received from participants to purchase fund shares in the open market on or about February 15 of each year. Any voluntary cash payments received more than thirty days prior to such date will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date as specified above. A participant may withdraw a voluntary cash payment by written notice if the notice is received by the Plan Agent not less than forty-eight hours before such payment is to be invested.
The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan. In the case of shareholders such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.
There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent's fees for the handling of the reinvestment of dividends and distributions and voluntary cash payments will be paid by the fund. There will be no brokerage charges with respect to shares issued directly by the fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant's account will be charged a prorata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gains distributions and voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.
The reinvestment of dividends and distributions will not relieve participants of any income tax which may be payable on such dividends and distributions.
If your shares are held in your own name and you wish to receive all dividends and capital gain distributions in cash rather than in shares, you may withdraw from the Plan without penalty at any time by contacting the Plan Agent. If your shares are held in nominee name, you should be able to withdraw from the Plan without penalty at any time by sending written notice to your nominee. If you withdraw, you will receive a share certificate for all full shares or, if you wish, the Plan Agent will sell your shares and send you the proceeds, after the deduction of brokerage commissions. The Plan Agent will convert any fractional shares to cash at the then-current market price and send you a check for the proceeds. Please note that, if you participate in the Plan through a brokerage account, you may not be able to continue as a participant if you transfer those shares to another broker. Contact your broker or nominee or the Plan Agent to see what is the best arrangement for you to participate in the Plan.
Experience under the Plan may indicate that changes are desirable. Accordingly, the fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payment made and any dividend or distribution paid subsequent to notice of the change sent to members of the Plan at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the fund or Plan Agent by at least 30 days' written notice to all participants in the Plan. All correspondence concerning the Plan should be directed c/o the Plan Agent for Fidelity Advisor Korea Fund, Inc., at Two Heritage Drive, Quincy, Massachusetts 02171.
OTHER FUND INFORMATION


All of the stock of FMR is owned by FMR Corp., its parent organized in 1972. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the Investment Company Act of 1940 (1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.
RIGHTS OFFERING. In January 1997, the fund completed a rights offering to holders of the fund's common stock. The primary rights offering was oversubscribed and, pursuant to the terms of the offering, the Board of Directors of the fund determined to exercise the offering's over-allotment option. Through the primary rights offering and the exercise of the over-allotment option, a total of 1,836,288 new shares were acquired by holders of the fund's common stock.
FOREIGN OWNERSHIP LIMIT CHANGE. Korean law restricts foreign ownership of Korean stocks. On October 1, 1996, the Korean law restriction on foreign ownership of any issuer was increased from 18% to 20%. Effective May 1, 1997, the Korean law restriction on foreign ownership of any issuer was increased to 23%.
CUSTODIAN. The Chase Manhattan Bank, N.A., 1211 Avenue of the Americas, New York 10036, is custodian of the assets of the fund. The custodian is responsible for the safekeeping of the fund's assets and the appointment of the subcustodian banks and clearing agencies. The custodian takes no part in determining the investment policies of the fund or in deciding which securities are purchased or sold by the fund. However, the fund may invest in obligations of the custodian and may purchase securities from or sell securities to the custodian. The Bank of New York and The Chase Manhattan Bank, each headquartered in New York, also may serve as a special purpose custodian of certain assets of the fund in connection with pooled repurchase agreement transactions.





ADDRESS
Fidelity Advisor Korea Fund, Inc.
82 Devonshire Street
Boston, MA
1-800-426-5523
INVESTMENT MANAGER
Fidelity Management &
Research Company
Boston, MA
INVESTMENT ADVISER
Fidelity International
Investment Advisors
Pembroke, Bermuda
SUB-ADVISER
Fidelity Investments Japan Limited
Tokyo, Japan
DIRECTORS AND OFFICERS
Edward C. Johnson 3d,
Director and President
Robert C. Pozen, Director and
Senior Vice President
Helmert Frans van den Hoven, Director
Edward H. Malone, Director
Bertram H. Witham, Jr., Director
David L. Yunich, Director
William Ebsworth, Vice President
Billy W. Wilder, Vice President
Arthur S. Loring, Secretary
Richard A. Silver, Treasurer
Stuart E. Fross, Assistant Secretary
John H. Costello, Assistant Treasurer
Pradip Darooka, Assistant Treasurer
TRANSFER AGENT, DIVIDEND PAYING AGENT AND REGISTRAR
State Street Bank and Trust Company
Boston, MA
CUSTODIAN
The Chase Manhattan Bank
New York, NY
LEGAL COUNSEL
Rogers & Wells
New York, NY
INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
Boston, MA
(registered trademark)